SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) July 2, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




         Delaware                      0-16014                  23-2417713
      (State or other           (Commission File Number)      (IRS Employer
      jurisdiction of                                       Identification No.)
      incorporation)



                    Main at Water Street - Coudersport, PA  16915-1141
                  (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events

The Registrant is filing certain exhibits herewith under Item 7 hereof regarding the issuance of the Registrants 8-1/8% Senior Notes due 2003 on July 2, 1998 and the announcement of the proposed public offering by the Regristrant of Class A Common Stock by press release on July 20, 1998.


Item 7.  Financial Statements and Exhibits

Exhibit No.                Description


 4.01 Indenture, dated as of July 2, 1998, with respect to the Registrant's 8-1/8% Senior Notes due 2003, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated July 2, 1998, regarding the Registrant's 8-1/8% Senior Notes due 2003 (Filed herewith)

4.03     Form of 8-1/8% Senior Note due 2003 (contained in Exhibit 4.01)

10.01 Purchase Agreement among Adelphia Communications Corporation and Barclays Capital, Inc. (the "Initial Purchaser") dated June 29, 1998 (Filed herewith)

99.01 Press Release dated July 20, 1998 regarding the Registrant's proposed public offering of Class A Common Stock (Filed herewith)


                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:July 21, 1998                          ADELPHIA COMMUNICATIONS CORPORATION

                                                     (Registrant)

                                               By:   /s/Timothy J. Rigas
                                                     Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer

                                  EXHIBIT INDEX



Exhibit No.          Description

 4.01 Indenture, dated as of July 2, 1998, with respect to the Registrant's 8-1/8% Senior Notes due 2003, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated July 2, 1998, regarding the Registrant's 8-1/8% Senior Notes due 2003 (Filed herewith)

4.03     Form of 8-1/8% Senior Note due 2003 (contained in Exhibit 4.01)

10.01 Purchase Agreement among Adelphia Communications Corporation and Barclays Capital, Inc. (the "Initial Purchaser") dated June 29, 1998 (Filed herewith)

99.01 Press Release dated July 20, 1998 regarding the Registrant's proposed public offering of Class A Common Stock (Filed herewith)